                                                                   Exhibit 10.10

                           SECURED CONVERTIBLE PROMISSORY
                              NOTE PURCHASE AGREEMENT


     NEON Systems, Inc., a Delaware corporation (the "Company"), and JMI Equity Fund, L.P., a Delaware limited partnership (the "Investor"), hereby agree as set forth below. All capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in that certain Series A Stock Purchase Agreement (the "Stock Purchase Agreement") dated May 19, 1993 by and between the Company, the Investor and the Founder (as defined therein).

     1. THE NOTES. The Company has authorized the issuance and sale, in accordance with the terms hereof, of the Company's Secured Convertible Promissory Note (the "Note," together with that certain Secured Convertible Promissory Note dated as of September 29, 1994 made by the Company and payable to the Investor in the principal amount of Three Hundred Thousand Dollars ($300,000) and that certain Secured Convertible Promissory Note dated as of March 30, 1995 made by the Company and payable to the Investor in the principal amount of Three Hundred Fifty Thousand Dollars ($350,000), being collectively referred to herein as the "Notes") in the original aggregate principal amount of Four Hundred Eighty Thousand Dollars ($480,000) payable to the Investor on December 31, 1997 (the "Payment Date"). The Note will be substantially in the form set forth in EXHIBIT A hereto.

     2. THE CLOSING. The Company agrees to issue and sell to the Investor, and, subject to and in reliance upon the representations, warranties, terms and conditions contained herein, the Investor agrees to purchase the Note. Such purchase and sale shall take place at a closing (the "Closing") to be held at 10:00 A.M. eastern time on November 22, 1995 at the offices of Testa, Hurwitz & Thibeault, High Street Tower, 125 High Street, Boston, MA 02109 (or such other place and time as shall be mutually agreed upon).

          (a) The Closing shall be subject to the execution of this Agreement by the Company and the Investor.

          (b) The Closing shall further be subject to the execution of a Security Agreement, substantially in the form attached as EXHIBIT B hereto (the "Security Agreement"), by the Company and the Investor, and the Financing Statements (Forms UCC-1), in the form attached as EXHIBIT C hereto (the "Financing Statements"), by the Company.

     3. CONVERSION. For so long as any amount of principal or accrued interest remains outstanding and payable to the Investor pursuant to the Note, a holder of the Note may at any time, or from time to time, at its option and discretion, elect to convert all or any portion of the unpaid principal of, and all or any portion of the accrued but unpaid interest on, such Note into shares (the "Note Shares") of the Company's Series A Convertible Preferred Stock, $.01 par value ("Existing Preferred") of a conversion price of $2.00 per share (the "Existing Preferred Price") (such price being subject to adjustment for stock splits, stock dividends and the like) upon written notice of such election to the Company. In the event that the Investor elects to convert a portion of the unpaid principal of the Note, or any accrued interest thereon, as set forth above, the principal amount outstanding under the Note at such time shall automatically be reduced by an amount equal to the amount so converted.

     4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants that, as of the Closing:

          (a) The Company is a duly organized and validly existing corporation under the laws of the State of Delaware and, except in the State of Delaware, is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the business transacted by it or the character of the properties owned or leased by it requires such licensing or qualification.

          (b) Except for the authorization and issuance of (i) the Note Shares and (ii) shares of the Company's Common Stock issuable upon conversion of the Note Shares (the "Conversion Shares") (all such securities now or hereafter reserved or required to be reserved pursuant to (i) or (ii) above being hereinafter referred to as "Reserved Shares"), the Company has taken or will take all corporate action required to make all the obligations of the Company reflected in the provisions of this Agreement, the Note and the Security Agreement and, the valid and enforceable obligations they purport to be.

          (c) Except as otherwise indicated in paragraph 5(b) above, the issuance of the Note, the Note Shares and the Conversion Shares will not require any further corporate action and will not be subject to preemptive rights of any present or future stockholders of the Company which have not been waived in writing.

          (d) Neither the authorization, execution and delivery of this Agreement, the Security Agreement and the Financing Statements, nor the issuance and delivery of the Note, the Note Shares and the Conversion Shares, has constituted or resulted in, nor will constitute or result in, a default or violation of any law or regulation applicable the Company or any term or provision of the Company's Certificate of Incorporation or By-laws, both as amended, or any agreement or instrument by which it is bound or to which its properties or assets are subject.

          (e) Except as set forth on SCHEDULE 2, the representations and warranties of the Company set forth in each of (i) the Stock Purchase Agreement
(ii) the Secured Convertible Promissory Note Purchase Agreement dated September 29, 1994 by and between the Company and the Investor and (iii) the Secured Convertible Promissory Note Purchase Agreement dated March 30, 1995 by and between the Company and the Investor are true, complete and correct on and as of the date hereof with the same effect as though such representations and warranties had been made on and as of the date hereof.

          (f) The Company has good and merchantable title to all of its assets now carried on its books, free of any material mortgages, pledges, liens, security interests or other encumbrances (other than mechanics', workmens' and other liens arising by operation of law). The Company owns or has a valid right to use the patents, patent rights, licenses, trademark rights, trade names or trade name rights or franchises, copyrights, inventions and intellectual property rights being used to conduct its business as now operated. The Company has no obligation to compensate any person or entity for the use of any such patent.

     5.   COVENANTS OF THE COMPANY.

          (a) Promptly after the execution and delivery of this Agreement and in no event any later than twenty (20) days from the date hereof, the Company shall make full payment of all franchise taxes due to the State of Delaware and shall ensure that the Company is in good standing in the State of Delaware.

          (b) Promptly after the execution and delivery of this Agreement and in no event later than thirty (30) days from the date hereof, the Company shall cause its Certificate of Incorporation to be amended so as to increase the number of the Company's authorized but unissued shares, and shall reserve an adequate number of such shares, in order to provide for the issuance of the Note Shares and Conversion Shares.

          (c) For so long as any amounts remain outstanding under the Notes, the Company covenants not to issue any of its current or future authorized but unissued Reserved Shares without the unanimous written consent of the Investor or their designees on the board of directors of the Company (the "Board Representatives"), except upon the conversion of the Notes in accordance with their terms. Further, the Company shall reserve an adequate number of Reserved Shares for conversion of the Notes and of the Note Shares, free of any preemptive rights of any present or future stockholders of the Company, whether or not such securities are currently authorized.

          (d) The Company shall keep the collateral for the Note free and clear of all liens, encumbrances and security interests other than as permitted in the Security Agreement.

          (e) To the extent shares of Existing Preferred shall ultimately be issued as Note Shares, such shares shall have identical contractual rights (including, but not limited to, registration rights and rights of first refusal) as those provided with respect to shares of Existing Preferred pursuant to the Stock Purchase Agreement and any such Note Shares shall be deemed to be entitled to the rights, and subject to the obligations, of the Preferred Shares as set forth in the Registration Rights Agreement, the Stock Restriction Agreement and the Stockholders Agreement. The Company shall cause its Certificate of Incorporation and any agreement applicable to such equity securities to be amended to achieve this result.

     6. REPRESENTATIONS AND WARRANTIES OF THE INVESTORS. The Investor hereby reaffirms its respective representations and warranties contained in Article III of the Stock Purchase Agreement as the same shall apply to such Investor's purchase of the Note hereunder.

     7. WAIVER AND CONSENT. The Investor further agrees (i) to waive the provisions of Article VI of the Stock Purchase Agreement; and (ii) to consent, pursuant to paragraph 5 of the Company's Certificate of Incorporation, in each case to the issuance of the securities upon the terms and conditions hereof.

     8. AMENDMENTS, WAIVERS, ETC. Neither this Agreement nor the Note, nor any term hereof or thereof may be amended, waived, discharged or terminated except by a written instrument signed by the Investor expressly referred to this Agreement and to the provisions and instruments so modified or limited.

     9. CHOICE OF LAW. It is the intention of the parties that the internal laws, and not the laws of conflicts, of the State of Delaware should govern the enforceability and validity of this Agreement, the construction of its terms and the interpretations of the rights and duties of the parties pursuant to the relationships among them contemplated herein, whether or not such rights and duties arise directly under this Agreement.

     10. LEGAL FEES. The Company agrees to pay at the Closing and thereafter on demand the fees and out-of-pocket expenses of Testa, Hurwitz & Thibeault, counsel to the Investor, with respect to the transaction contemplated herein

     11. PARTIES IN INTEREST. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of, and be enforceable by, the respective successors and assigns of the parties hereto. This Agreement shall not run to the benefit of or be enforceable by any person other than a party to this Agreement and its successors and assigns.

     12. HEADINGS. The headings of the Sections and paragraphs of this Agreement have been inserted for convenience and reference only and do not constitute a part of this Agreement.

     13. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties have signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the undersigned have executed this Secured Convertible Promissory Note Purchase Agreement as of the 22nd day of November 1995.

                                   COMPANY:

                                   NEON SYSTEMS, INC.


                                   By:       /s/ F. Joseph Backer
                                        ---------------------------------------

                                   Title:    President
                                        ---------------------------------------

                                   INVESTOR:

                                   JMI EQUITY FUND, L.P.

                                   By:  JMI Partners, L.P., its general partner


                                        By:  /s/ Charles E. Noell
                                             ----------------------------------
                                             Charles E. Noell,
                                             a general partner

                                      SCHEDULE 2

                     EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

                                   LIST OF EXHIBITS


Exhibit A - Form of Note.

Exhibit B - Form of Security Agreement

Exhibit C - Form of Financing Statements.

                                                                      EXHIBIT A


THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE NOTE UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                        SECURED CONVERTIBLE PROMISSORY NOTE

$480,000.00                                                  _____________, 1995

     FOR VALUE RECEIVED, the undersigned, NEON Systems, Inc., a Delaware corporation (the "Maker") hereby promises to pay to JMI Equity Fund, L.P. (the "Investor"), or order, the principal sum of Four Hundred Eighty Thousand Dollars (480,000), together with interest on the outstanding principal balance until paid in full, at the rate of eight percent (8%) per annum. All computations of interest under this Note shall be made on the basis of a year of 365/366 days and the actual days elapsed (including the first but excluding the last day) occurring in the period.

     Any amount overdue under this Note shall bear interest at a rate of twelve percent (12%) per annum. In the event that any interest rate provided for herein shall be determined to be unlawful, such interest rate shall be computed at the highest rate permitted by applicable law. Any payment by the Maker of any interest amount in excess of that permitted by law shall be considered a mistake, with the excess being applied to the principal of this Note without any prepayment premium or penalty.

     The entire outstanding principal balance of this Note, and all accrued and unpaid interest thereon, shall be due and payable in full on ___________, ____ (the "Payment Date"). The entire outstanding principal balance of this Note, and all accrued and unpaid interest thereon, may be payable, in whole or in part, from time to time, without any prepayment premium or penalty. Notwithstanding anything to the contrary set forth herein, in the event that all principal and accrued interest hereunder is not paid in full on or before the Payment Date, any such payment after the Payment Date shall only be payable upon thirty (30) days prior written notice by the Maker to the Investor, in which event the Investor, upon receipt of such notice and prior to the expiration of such thirty days, may, at its option and discretion, elect to convert any or all of the principal and interest accrued hereunder into shares of the Maker's Series A Convertible Preferred Stock pursuant to the Purchase Agreement ( as hereinafter defined).

     This Note is a Secured Convertible Promissory Note, issued by the Maker pursuant to and entitled to the benefits of a certain Secured Convertible Promissory Note Purchase Agreement, dated as of ____________, ____ by and between the Maker and the Investor (as the same may be amended from time to time, hereinafter referred to as the "Purchase Agreement"). The holder of this
Note is entitled to the benefits of the Purchase Agreement and the Security

Agreement (as defined in the Purchase Agreement) and to the benefits of any other security now or hereafter granted. Pursuant to the terms of the Purchase Agreement, this Note may be convertible into shares of Series A Convertible Preferred Stock of the Maker. Neither this reference to such Purchase Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of the Maker to pay the principal of this Note and any interest accrued thereon as provided herein.

     This Note is secured by certain assets of the Maker pursuant to the terms of a Security Agreement dated as of September 29, 1994 by and between the Maker and the Investor. Upon the occurrence of any Default, as defined in the Security Agreement, which Default remains uncured for a period of 30 days following notice of such default from the registered holder of the Note, the holder hereof may declare any or all obligations or liabilities of the Maker to such holder (including the unpaid principal hereunder and any interest due thereon), immediately due and payable without presentment, demand, protest or notice.

     All payments made by the Maker of principal and interest on this Note shall be made in immediately available funds to the holder.

     The Maker hereby promises to pay all of the holder's reasonable costs and expenses of collection, including without limitation reasonable attorneys' fees (to the extent permitted by applicable law), disbursements, appraiser's fees and court costs in the event collection procedures are commenced by the holder hereof.

     Every maker, endorser and guarantor hereof, or of the indebtedness evidenced hereby, expressly waives presentment, demand, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption under the homestead exemption laws, if any, or any other exemption or insolvency laws, and consents that the holder (i) may release or surrender, exchange or substitute any real estate or personal property, or both, or other collateral security now or hereafter held as security for the payment of this Note, and (ii) may extend the time for payment or otherwise modify the terms of payment of any part or the whole of the debt evidenced hereby.

     The holder may, at its option, provided this Note has been declared due and payable, demand, sue, or collect or make any compromise or settlement it deems desirable with reference to any rights or property securing the obligations evidenced hereby. The holder shall not have any duty as to collection or protection of such security or the income therefrom or as to the preservation of any rights with respect thereto.

     No delay or omission of the holder in exercising any right or remedy hereunder shall constitute a waiver of any such right or remedy. A waiver on one occasion shall not operate as a bar to or waiver of any such right or remedy on any future occasion.

     This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

     IN WITNESS WHEREOF, the Maker has caused this Note to be executed on the day and year first above written.

                                        NEON SYSTEM, INC.

                                        By:
                                             ----------------------------------

                                        Name:
                                             ----------------------------------

                                        Title:
                                             ----------------------------------


ATTEST:

By:
     ------------------------------

Name:
     ------------------------------

Title:
     ------------------------------

                                                                       EXHIBIT B


                                 SECURITY AGREEMENT


     NEON SYSTEMS, INC., a Delaware corporation, with its principal place of business at 6464 Savoy Drive, Suite 4140, Houston, Texas 77036 (the "Debtor"), subject to the terms and conditions hereof, hereby assigns, mortgages, pledges, transfers and grants a continuing security interest to JMI Equity Fund, L.P., a Delaware limited partnership (the "Secured Party"), in all of the Debtor's properties and assets of every kind, nature and description, real or personal or mixed, tangible or intangible, wherever located, and whether now owned or hereafter acquired, including without limitation:

            (i) all of the Debtor's inventory, meaning all goods, wares, merchandise, raw materials, supplies, work in process, finished goods, and other personal property of every description held for sale or lease or furnished or to be furnished under any contract of service, and all goods which are in transit, and all returned, repossessed and rejected goods of the foregoing description, and any other tangible personal property held by the Debtor for processing, sale or other business purpose or to be used or consumed in the Debtor's business;

            (ii) all machinery, equipment, furniture, office equipment and supplies, plant equipment, tools, dies, molds, fixtures and leasehold improvements of Debtor, of every kind and description, wherever located and including all additions, improvements, accessions and substitutions thereto;

            (iii) all accounts, accounts receivable and notes receivable of the Debtor, whether now existing or hereafter arising, as well as all right, title and interest of the Debtor in the goods which have given rise thereto, including the rights of reclamation and of stoppage in transit, all other rights to the payment of money (including without limitation, tax refunds);

            (iv) all contracts and contract rights of the Debtor, now existing or hereafter arising, under contracts to sell or lease goods or render services;

            (v) all insurance proceeds, whether arising out of any of the foregoing or otherwise;

            (vi) all notes, bills, drafts, acceptances, choses in action, chattel paper, instruments, and any other forms of obligations and receivables and rights to payment for credit extended and for goods sold or leased or services rendered, whether or not earned by performance, documents, books and records and rights in and to the name and all goodwill and all other general intangibles of the Debtor, including all customer lists, causes of action, judgments, rights to performance, licenses, permits, copyrights, trademarks, trade secrets, patents, patent rights, proprietary processes, software and related documentation, blueprints, drawings, designs, diagrams, plans, reports, charts, catalogs, manuals, technical data and any and all concepts or ideas in any manner related to the design, development, manufacture, sale, marketing, lease or use of any or all goods produced or sold or leased or services rendered by the Debtor in its business;

            (vii) all collateral and all guaranties for, and all products, proceeds, substitutions, and accessions of, any of the foregoing property.

     The property described above shall hereafter be collectively referred to as the "Collateral."

     The Collateral is pledged, assigned, mortgaged and transferred and a security interest therein is granted to the Secured Party as security for payment of that certain Secured Convertible Promissory Note (the "Note") of even date herewith payable to the Secured Party in the aggregate principal amount of Three Hundred Thousand Dollars ($300,000.00) pursuant to that certain Secured Convertible Promissory Note Purchase Agreement of even date herewith by and between Debtor and the Secured Party (the "Purchase Agreement"), all interest thereon and all other obligations of the Debtor to the Secured Party, whether now existing or hereafter arising (hereinafter collectively referred to as the "Obligations").

     1. AGREEMENTS AS TO COLLATERAL. Debtor agrees with the Secured Party with respect to the particular kinds of Collateral as follows:

          (a) DEBTOR AS OWNER OF COLLATERAL: The Debtor will at all times be the lawful owner of the Collateral free and clear of all liens, charges, claims, encumbrances and security interests, other than the security interest hereby granted to the Secured Party or other security interests hereinafter expressly approved in writing by the Secured Party. All collateral is located at Debtor's address shown at the beginning of the Agreement. Debtor will promptly notify the Secured Party of any change in the location of such Collateral, including any changes in the location of any Collateral situated outside the State of Texas.

          (b) LOCATION OF RECORDS: The office where Debtor keeps its records concerning the Collateral will be located at the address shown at the beginning of this Agreement. The Debtor will not remove said records to another location without prior written notice to the Secured Party.

          (c) COLLECTION OF ACCOUNTS: Except as herein otherwise provided upon a Default, the Debtor is authorized to collect all accounts receivable and notes receivable.

          (d) COLLECTION UPON DEFAULT: Upon any Default, the Debtor agrees to deliver to the Secured Party all checks, drafts, notes and other instruments representing its accounts receivables upon request therefor by the Secured Party.

     2.   MISCELLANEOUS AGREEMENTS.

          (a) INSPECTION RIGHTS: Debtor will at all reasonable times and from time to time allow the Secured Party, by or through any of their officers, agents, employees, attorneys or accountants, to examine and inspect and make extracts from the Debtor's books and other records, and to arrange, upon prior written notice to the Debtor, for verification of accounts, under reasonable procedures, directly with account debtors or by other methods.

          (b) REGISTRATION OF INTELLECTUAL PROPERTY: Debtor will not cause the registration of any of its Intellectual Property (as defined in the Purchase Agreement) with any federal or state agency, unless the Company has provided the Investors with twenty (20) days prior written notice thereof.

          (c) EXECUTION OF FINANCING STATEMENTS: Debtor will join with the Secured Party in executing appropriate financing statements under the Uniform Commercial Code and will at all times and from time to time, at the request of the Secured Party, do, make, execute and deliver all such additional and further acts, things, deeds, assurances, instruments and financing statements as the Secured Party may require, to vest more completely and assure to the Secured Party its rights hereunder in or to the Collateral, including without limitation, the preparation, execution and delivery of (i) any additional financing statements and security agreements extending to any Collateral which is, or may subsequently become located outside the State of Washington, and (ii) any other documents or instruments which the Secured Party shall reasonably require or request in connection with the continued perfection of the Secured Party's security interest in any of the Collateral, including without limiting any and all filings with the United States Copyright Office or the United States Patent and Trademark Office. The Debtor hereby appoints the Secured Party as its authorized agent and attorney-in-fact to execute and file appropriate financing statements, continuation statements and termination statements in each and every jurisdiction in which the Collateral is or may be located, now or in the future. The Secured Party agrees that upon satisfaction in full of the obligations, Secured Party will execute all documents necessary to effect a complete release of security interest granted hereby.

          (d) SECURED PARTY'S RIGHTS TO PROTECT COLLATERAL: The Secured Party shall be under no obligation to take steps necessary to preserve its rights in any Collateral against other parties but may do so at its option and at the expense of the Debtor. At its option and upon prior written notice to the Debtor, the Secured Party may discharge any taxes, liens, security interest or other encumbrances to which any Collateral is at any time subject, and may, upon the failure of the Debtor so to do, purchase insurance on any Collateral and pay for the preservation thereof, and the Debtor agrees to reimburse the Secured Party on demand for any payments made or expenses incurred by the Secured Party pursuant to the foregoing authorization. The Secured Party may, at any time after default hereunder, take control of any proceeds of Collateral to which the Secured Party are entitled hereunder or under applicable law.

     3.   REPRESENTATIONS.

     The Debtor warrants and represents that the Collateral will not be subject to any security interest having priority over the security interest granted hereunder. The Debtor further warrants and represents that the grant of this security interest is not prohibited by, or in violation of, any pre-existing obligation of the Debtor.

     4.   RIGHTS AND REMEDIES ON DEFAULT.

     Upon the failure by Debtor to pay the Obligations in accordance with their terms (a "Default"), and at any time thereafter, the Secured Party shall have the rights and remedies of a secured party under the Uniform Commercial Code of any applicable state law in addition to the rights and remedies provided herein or in any other instrument or agreement executed by Debtor. Wherever notification with respect to the sale or other disposition of Collateral is required by law, such notification of the time and place of public sale, or of the date after which a private sale or other intended disposition is to be made, shall be deemed reasonable if given at least ten (10) business days before the time of such public sale, or the date after which any such private sale or other intended disposition is to be made, as the case may be. Expenses of retaking, holding, preparing for sale, selling or the like with respect to the Collateral, shall include the Secured Party's reasonable attorneys' fees and related legal expenses.

     5.   GENERAL INTANGIBLES AND NAMES.

     Upon the failure of Debtor to pay the Obligations when they become due on demand and at any time thereafter, on request of the Secured Party, the Debtor shall execute and deliver to the Secured Party any and all instruments as may be required to further vest in the Secured Party the right to the Collateral.

     6.   WAIVER OF DEMAND.

     DEBTOR WAIVES ANY AND ALL RIGHTS THAT IT MAY HAVE TO NOTICE OF JUDICIAL HEARING IN ADVANCE OF THE ENFORCEMENT OF ANY OF THE SECURED PARTY'S RIGHTS HEREUNDER, INCLUDING, WIHTOUT LIMITATION, THE SECURED PARTY'S RIGHTS FOLLOWING A FAILFURE BY DEBTOR TO PAY THE OBLIGATIONS ON DEMAND TO TAKE IMMEDIATE POSSESSION OF THE COLLATERAL AND EXERCISE ITS RIGHTS WITH RESPECT THERETO. With respect both to the Obligations and the Collateral, Debtor assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of any collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising, adjusting or discharge of any thereof, all in such manner and at such time or times as the Secured Party may deem advisable.

     7.   WAIVERS, AMENDMENTS.

     Any condition or restriction herein above imposed with respect to the Debtor may be waived, modified or suspended by the Secured Party but only on the Secured Party's consent in writing and only as so expressed in such writing and not otherwise. The Secured Party shall not be deemed to have waived any of its other rights hereunder or under any other agreement, instrument or paper signed by Debtor unless such waiver be in writing and signed by the Secured Party. No delay or omission on the part of the Secured Party in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion. All the Secured Party's rights and remedies, whether evidenced hereby or by any other agreement, instrument or paper, shall be cumulative and may be exercised separately or concurrently.

     8.   NOTICES.

     Any demand upon, or notice to, any party that the other party may elect to give shall be effective (i) the third business day after dispatch by United States first class mail, postage prepaid, (ii) the second business day after dispatch by a reputable express overnight courier service, (iii) the third business day after dispatch by United States registered or certified mail, postage prepaid, or (iv) upon delivery in person, in each case addressed to the Debtor at the address shown at the beginning of this Security Agreement and to the Secured Party at its address set forth below its signature or as modified by any notice given after the date hereof.

     9.   MISCELLANEOUS.

     If any term or condition hereof shall be invalid or unenforceable to any extent or in any application, then the remainder hereof shall not be affected thereby, and each and every term and condition hereof shall be valid and enforced to the fullest extent and in the broadest application permitted by law. Whenever there are no Obligations outstanding hereunder, the Debtor may then terminate this Agreement upon written notice to the Secured Party. Prior to such termination, this shall be a continuing agreement in every respect. This Agreement and all rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by the internal laws of the State of Delaware. This Agreement is intended to take effect when signed by the Debtor and the Secured Party.

     IN WITNESS WHEREOF, this Security Agreement is executed as an instrument under seal as of this ___ day of September, 1994, by each of the undersigned Debtor and Secured Party.

                                        DEBTOR:

                                        NEON SYSTEMS, INC.

                                        By:
                                             ----------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                             ----------------------------------
                                        Address:
                                             ----------------------------------

                                        SECURED PARTY

                                        JMI EQUITY FUND, L.P.

                                        By:  JMI Partners, L.P.,
                                             its general partner

                                             By:
                                                  -----------------------------
                                                  Charles E. Noell,
                                                  a general partner


                                                                                                THIS FINANCING STATEMENT IS PRESENTD
                                                                                             TO A FILING OFFICER FOR FILING PURSUANT
                                                                                                      TO THE UNIFORM COMMERCIAL CODE

                                                                                                         EXHIBIT C
                                                                                          ------------------------------------------

                                                                                          11.  / / CHECK TO REQUEST SAME DEBTOR
                                                                                               SEARCH CERTIFICATE (INSTRUCTION ____)

------------------------------------------------------------------------------------------------------------------------------------
1.   DEBTOR (IF PERSONAL) LAST NAME                    FIRST NAME          M.I.                     1A.  PREFIX    1B.  SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
1C.  MAILING ADDRESS                                                  1D.  CITY, STATE                             1.E  ZIP CODE

------------------------------------------------------------------------------------------------------------------------------------
2.   ADDITIONAL DEBTOR (IF PERSONAL) LAST NAME         FIRST NAME          M.I.                     2A.  PREFIX    2B.  SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
2C.  MAILING ADDRESS                                                  2D.  CITY, STATE                             2.E  ZIP CODE

------------------------------------------------------------------------------------------------------------------------------------
3    ADDITIONAL DEBTOR (IF PERSONAL) LAST NAME         FIRST NAME          M.I.                     3A.  PREFIX    3B.  SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
3C.  MAILING ADDRESS                                                  3D.  CITY, STATE                             3.E  ZIP CODE

------------------------------------------------------------------------------------------------------------------------------------
4.   SECURED PARTY (IF PERSONAL) LAST NAME             FIRST NAME                         M.I.

------------------------------------------------------------------------------------------------------------------------------------
4C.  MAILING ADDRESS                                                  4D.  CITY, STATE                             4.E  ZIP CODE

------------------------------------------------------------------------------------------------------------------------------------
5.   ASSIGNEE OF SECURED PARTY (IF ANY) LAST NAME

------------------------------------------------------------------------------------------------------------------------------------
5C.  MAILING ADDRESS                                                  5D.  CITY, STATE                             4.E  ZIP CODE

------------------------------------------------------------------------------------------------------------------------------------
6.   This FINANCING STATMENT covers the following types of items or property.  (If collateral is crops, fixtures, timber or minerals, read instruction ______.)





------------------------------------------------------------------------------------------------------------------------------------
7.   CHECK ONLY     7A.       PRODUCTS OF              7B        THIS FINANCING STTEMENT IS         NUMBER OF ADDITIONAL
     IF                       COLLATERAL ARE                     TO BE FILED FOR RECORD IN          SHEETS
     APPLICABLE          / /  ALSO COVERED                  / /  THE REAL ESTATE RECORDS            PRESENTED      _____
------------------------------------------------------------------------------------------------------------------------------------
8.   CHECK          8A        THIS FINANCING STATEMENT IS SIGNED BY THE SECURED PARTY
     APPROPRIATE              INSTEAD OF THE DEBTOR TO PERFECT A SECURITY INTEREST IN
     BOX                      COLLATERAL IN ACCORDANCE WITH INSTRUCTION ____ ITEM       / / (1)  / / (2)  / / (3)  / / (4)  / / (5)
------------------------------------------------------------------------------------------------------------------------------------
9.   SIGNATURE(S)                                                                         THIS SPACE FOR USE OF FILING OFFICER
     OF                                                                                   (DATE, TIME, NUMBER, FILING OFFICER)
     DEBTOR(S)
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
     SIGNATURE(S)
     OF
     SECURED PARTY(IES)
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
10.  Fourth copy to:

                              [                                                 ]

     NAME
     ADDRESS
     CITY
     STATE
     ZIP

                              [                                                 ]
------------------------------------------------------------------------------------------------------------------------------------

                                 AMENDMENT NUMBER ONE
                                          TO
                SECURED CONVERTIBLE PROMISSORY NOTE PURCHASE AGREEMENT
                                         AND
                         SECURED CONVERTIBLE PROMISSORY NOTE

     NEON Systems, Inc. (the "Company") and JMI Equity Fund, L.P. (the "Investor") hereby agree that the Secured Convertible Promissory Note Purchase Agreement (the "Purchase Agreement") by and between the Investor and the Company and the Company's Secured Convertible Promissory Note (the "Note"), such dated as of November 22, 1995), be and hereby are amended such that the term "Payment Date," as defined therein, shall mean December 31, 1997 in lieu of December 31, 1995.

     In all other respects, the Purchase Agreement and the Note are hereby ratified, confirmed and approved, and all terms thereof remain in full force and effect.

     This Amendment may be executed in any number of counterparts and by both parties hereto in separate counterparts, with the same effect as if both parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute the same instrument.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the 22nd day of November, 1995.

                                        COMPANY:

                                        NEON SYSTEMS, INC.

                                        By:       /s/ F. Joseph Backer
                                             ----------------------------------
                                        Title:    President
                                             ----------------------------------


                                        INVESTOR:

                                        JMI EQUITY FUND, L.P.

                                        By:  JMI Partners, L.P., its
                                             general partner

                                             By:  /s/  Charles E. Noell,
                                                  -----------------------------
                                                  Charles E. Noell,
                                                  a general partner